UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

TP Flexible Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00908	45-2460782
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

10 East 40th Street, 42nd Floor

New York, NY 10016

(Address of principal executive offices)

(212) 448-0702

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2019, TP Flexible Income Fund, Inc., a Maryland corporation (the “Company”), acted by resolution of its Board of Directors (the “Board”) to elect to be subject to the provisions of Section 3-803 of Title 3, Subtitle 8 (the “Election”) of the Maryland General Corporation Law (the “MGCL”). In accordance with Maryland law, articles supplementary (the “Articles Supplementary”) were filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland on September 17, 2019. A copy of the Articles Supplementary is filed as Exhibit 3.1 and is incorporated herein by reference.

The following is a summary description of the Articles Supplementary and the effect of the Election. This summary is intended to provide a general description only and is qualified in its entirety by the Articles Supplementary and the MGCL.

As a result of the Articles Supplementary and the Election, the Board will now be classified into three separate classes of directors, with directors in each class generally serving three-year terms. Previously, the Board consisted of a single class of directors, with directors standing for election every year. The Board acted by resolution to classify the Board into three classes in accordance with Section 3-803 of the MGCL as follows: (1) the Class I Director will initially be Eugene S. Stark, and will have an initial term continuing until the annual meeting of stockholders in 2022 and until his successor is elected and qualified; (2) Class II Directors will initially be Craig Faggen and William J. Gremp, and will have an initial term continuing until the annual meeting of stockholders in 2020 and until their successors are elected and qualified; and (3) Class III Directors will initially be M. Grier Eliasek and Andrew C. Cooper, and will have an initial term continuing until the annual meeting of stockholders in 2021 and until their successors are elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting will be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and their successors are elected and qualified.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 3.1 - Articles Supplementary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2019	TP Flexible Income Fund, Inc.

	By	/s/ M. Grier Eliasek
M. Grier Eliasek Chief Executive Officer (Principal Executive Officer)